H Y P E R I O N

                                   2002

                             TERM TRUST, INC.



                            Semi-Annual Report

                            November 30, 1999



--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------


                                                           January 21, 2000

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2002 Term Trust, Inc. (the "Trust") for its semi-annual period ended November 30, 1999, and to share our outlook for the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these objectives by investing in a portfolio consisting primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.).

Market Environment

Interest rates rose significantly throughout 1999, spurred by three separate quarter-point tightenings by the Federal Reserve, exceptional U.S. economic strength, and a powerful bull market in stocks. From May 31, 1999 to November 30, 1999, the yield on the 2-year U.S. Treasury Note increased from 5.40% to 6.01%, the yield on the 10-year U.S. Treasury Note rose from 5.62% to 6.19%, and the Federal Reserve's target Federal Funds rate rose from 4.75% to 5.50%. In single-family mortgages, the Federal Home Loan Mortgage Corporation ("FHLMC") average 30-year mortgage rate rose from 7.23% to 7.75%.

Over the short term, the environment for fixed income securities will continue to be challenging. Consumer spending and confidence are up, stock prices continue to rise, and labor markets are tight. We believe that the Federal Reserve will tighten at least twice more in the next six months, and will continue to do so until both price gains in the stock market and consumer spending slows, even if inflation remains subdued.

Over the longer term, we believe that the Federal Reserve will ultimately engineer a slowdown in economic activity, which should allow interest rates to fall back toward mid-1999 levels. However, given the current uncertainty regarding the actions of the Federal Reserve and the strength of the economy, we expect volatility to be high over the next few months.

Portfolio Strategy

Over the past six months, our primary investment strategy has been to maintain a defensive posture towards the fixed income market by maintaining a relatively short duration and high degree of liquidity in the face of high volatility and rising interest rates. We have reduced prepayment risk over the year by shifting out of MBS and into fixed-maturity securities such as Agency Benchmark Notes and credit card asset-backed securities ("ABS"). Additionally, the portfolio currently enjoys a reduction in prepayment risk through investments in MBS with low mortgage interest rates that, as a result of their structure, deflect prepayment risk. In order to take advantage of the relatively strong performance by Municipal bonds, we have sold some of these securities and reallocated the proceeds to fixed-maturity Agency securities.

The  Trust's  holdings  are  currently   concentrated  in   well-structured
Planned   Amortization  Class  ("PACs")  Agency   Collateralized   Mortgage
Obligations   ("CMOs"),   and  AAA   rated  ABS   backed  by  credit   card
receivables. These asset classes enjoy excellent liquidity and offer strong protection against prepayment risk.

In the period from May 27, 1999 to November 25, 1999, interest rates increased by 0.50%, causing the price of short term U.S. Treasuries to fall by approximately 1.5%. During that same time period, the Net Asset
Value ("NAV") of the Trust fell by 1.0% (from $9.02 to $8.93). The Trust's total return based on NAV for the six month period ending November 30, 1999 was 1.30%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. In the five years from November 24, 1994 to November 25, 1999, the NAV of the Trust rose by 16.3%, from $7.68 to $8.93. Including dividends, the total return for the five years has been 9.34%. Based on the NYSE closing price of $8.125 on November 30, 1999, the yield on the Trust was 5.23%.

As of the end of December, the Trust, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 2.9 years. Over the longer term, we will attempt to position the Trust for falling interest rates. Over the last year, the duration of the Trust has been below that of its November 2002 maturity. As the year unfolds, we plan to extend the duration of the Trust back out to its maturity target, while continuing to emphasize liquidity and stable maturity.

The Board of Directors has authorized the Trust to purchase and retire up to 25%, approximately 9.1 million, of the Trust's original outstanding common shares. Such transactions have been made when the share price of the Trust was significantly below the Trust's NAV. By purchasing the shares at a discount to the NAV and retiring them, the spread (between share purchase price and the NAV) is captured by the Trust and benefits all of the Trust's remaining shareholders. From the inception of the Trust through and including November 30, 1999, the Trust has repurchased 5,863,800 shares, or approximately 16.15% of the Trust's original outstanding common shares, capturing $0.1835 in additional NAV per share.

The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 1999.

                      HYPERION 2002 TERM TRUST, INC.
            Portfolio of Investments As Of NOVEMBER 30, 1999 *

 U.S. Government Agency Collateralized Mortgage Obligations                49.2%
 Asset-Backed Securities                                                   26.8%
 Collateralized Mortgage Obligations                                       17.3%
 Municipal Zero Coupon Securities                                           4.4%
 U.S. Government Agency Pass Through Certificates                           1.9%
 Repurchase Agreements                                                      0.4%



*As a percentage of total investments.


Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.


Sincerely,




ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 2002 Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


-------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
November 30, 1999 (unaudited)                                                             Principal
                                                        Interest                           Amount                 Value
                                                         Rate            Maturity          (000s)                (Note 2)
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 72.5%
U.S. Government Agency Pass-Through Certificates - 2.7%
Federal National Mortgage Association
                (Cost - $7,290,645)                       9.00 %         08/01/14               $ 7,050            $ 7,274,446
                                                                                                            -------------------

U.S. Government Agency Collateralized Mortgage Obligations - 69.8%
Federal Home Loan Mortgage Corporation
    Series 1669, Class JB                                 2.66 +         07/15/20                26,029                540,735
    Series 1669, Class JC                                 2.66 +         05/15/23                20,098                411,321
    Series 2112, Class PB **                              5.50           11/15/16                12,000             11,589,960
    Series 1628, Class G **                               5.85           08/15/19                 5,000              4,916,350
    Series 2085, Class PA **                              6.00           07/15/17                30,000             29,538,600
    Series 2021, Class PN                                 6.00           08/15/17                10,125             10,002,852
                                                                                                            -------------------
                                                                                                                    56,999,818
                                                                                                            -------------------

Federal National Mortgage Association                     6.63           09/15/09                30,000  @          29,587,500
                                                                                                            -------------------

Federal National Mortgage Association
    Series 1993-136, Class SB                             5.33           07/25/23                   536                470,163
    Series 1998-45, Class PC                              6.00           11/18/15                21,510  @          21,178,101
    Series 1998-45, Class PD                              6.00           04/18/18                28,717  @          28,066,560
    Series 1999-33, Class PB                              6.00           08/25/22                15,000  @          14,548,950
    Series 1998-36, Class PA                              6.25           07/18/13                28,376             28,213,973
    Series 1993-214, Class SA                             7.85           12/25/28                 8,442              8,450,148
    Series 1998-6, Class S                                8.85           02/18/28                 2,522              1,967,028
                                                                                                            -------------------
                                                                                                                   102,894,923
                                                                                                            -------------------

Total U.S. Government Agency Collateralized Mortgage Obligations
                (Cost - $193,725,866)                                                                              189,482,241
                                                                                                            -------------------

Total U.S. Government & Agency Obligations
                (Cost - $201,016,511)                                                                              196,756,687
                                                                                                            -------------------

-------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 38.0%
American Express Credit Account Master Trust
    Series 1999-2, Class A                                5.95           12/15/06                30,000             29,099,700
                                                                                                            -------------------

Chase Credit Card Master Trust
    Series 1997-5, Class A                                6.19           08/15/05                20,000             19,775,400
                                                                                                            -------------------

Chemical Master Credit Card Trust I
    Series 1995-3, Class A                                6.23           04/15/05                19,813             19,639,042
                                                                                                            -------------------

Contimortgage Home Equity Loan Trust
    Series 1999-1, Class A3                               6.17           05/25/21                 3,000              2,912,010
                                                                                                            -------------------

Residential Funding Mortgage Securities II, Inc.
    Series 1999-HS2, Class AI3                            6.03           07/25/29                12,000             11,722,080
    Series 1999-HI1, Class A3                             6.31           09/25/29                10,000              9,835,800
    Series 1999-HI4, Class A3                             6.96           12/25/24                   320                319,088
                                                                                                            -------------------
                                                                                                                    21,876,968
                                                                                                            -------------------

-------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
November 30, 1999 (unaudited)                                                             Principal
                                                        Interest                           Amount                 Value
                                                         Rate            Maturity          (000s)                (Note 2)
-------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (continued)
Salomon Brothers Mortgage Securities VII
    Series 1998-NC3, Class A3                             6.46 %         08/25/28              $ 10,000            $ 9,899,300
                                                                                                            -------------------

Total Asset-Backed Securities
                (Cost - $105,223,829)                                                                              103,202,420
                                                                                                            -------------------

-------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs) - 24.6%
Chase Mortgage Finance Corp.
    Series 1999-S8, Class A1                              6.35           07/25/29                20,000             19,748,140
                                                                                                            -------------------

Countrywide Funding Corp.
    Series 1994-5, Class A3A                              6.50           03/25/09                14,143             13,879,940
                                                                                                            -------------------

FFCA Secured Lending Corp. Securities
    Series 1998-1, Class A1A*                             6.29           07/18/03                 1,426              1,401,078
                                                                                                            -------------------

Norwest Asset Securities Corp.
    Series 1999-16, Class A11                             6.00           06/25/29                12,828             12,516,151
                                                                                                            -------------------

Residential Funding Mortgage Securities I, Inc.
    Series 1999-S13, Class A2                             6.00           05/25/29                19,928             19,330,758
                                                                                                            -------------------

Total Collateralized Mortgage Obligations (REMICs)
                (Cost - $68,526,460)                                                                                66,876,067
                                                                                                            -------------------

-------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 6.2%
Pennsylvania - 3.8%
Pittsburgh Pennsylvania, Water & Sewer Authority
      Series A, Revenue Bonds, FGIC                       4.50  (a)      09/01/03                12,000             10,173,012
                                                                                                            -------------------

Texas - 2.4%
San Antonio Texas, Electric & Gas
       Revenue Bonds, AMBAC                               4.41  (a)      02/01/03                 7,500              6,545,783
                                                                                                            -------------------

Total Municipal Zero Coupon Securities
                (Cost - $15,665,837)                                                                                16,718,795
                                                                                                            -------------------

-------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 0.5%
Dated 11/30/99, with State Street Bank and Trust Company;
    proceeds: $1,312,191; collateralized by $1,330,000
    Federal National Mortgage Association, 5.94%,
    due 09/04/01, value: $1,330,219
                (Cost - $1,312,000)                       5.25           12/01/99                 1,312              1,312,000
                                                                                                            -------------------

-------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 141.8%
                (Cost - $391,744,637)                                                                              384,865,969

Liabilities in Excess of Other Assets - (41.8%)                                                                   (113,359,189)
                                                                                                            -------------------

NET ASSETS - 100.0%                                                                                              $ 271,506,780
                                                                                                            ===================


-------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Securities Sold Short
November 30, 1999 (unaudited)                                                             Principal
                                                        Interest                           Amount                 Value
                                                         Rate            Maturity          (000s)                (Note 2)
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS
U.S. Treasury Obligation
U.S. Treasury Bond
                (Proceeds - $39,435,703)                 15.75 %         11/15/01              $ 32,250           $ 37,974,375
                                                                                                            -------------------


-------------------------------------------------------------------------------------------------------------------------------

               *  - Security exempt from registration under Rule 144A of the
                    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
              **  - Securities held as collateral for security sold short
                    (Note 2).
               @  - Portion of or entire principal amount delivered to
                    counterparty as collateral for reverse repurchase agreements (Note 5).
               +  - Variable Rate Security: Interest rate is rate in effect at
                    November 30, 1999.
              (a) - Zero Coupon Bonds. Interest rate represents yield to maturity.
           AMBAC  - Insured by American Municipal Bond Assurance Corporation.
            FGIC  - Insured by Financial Guaranty Insurance Company.
           REMIC  - Real Estate Mortgage Investment Conduit.

_________________
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities
November 30, 1999 (unaudited)

--------------------------------------------------------------------------------


Assets:
Investments, at value (cost $391,744,637) (Note 2)                                                              $     384,865,969
Cash                                                                                                                            9
Interest receivable                                                                                                     2,356,826
Principal paydowns receivable                                                                                               9,242
Receivable on swap contracts                                                                                              659,714
Net unrealized appreciation on swap contracts                                                                             371,035
Prepaid expenses and other assets                                                                                         156,650
                                                                                                                ------------------
          Total assets                                                                                                388,419,445
                                                                                                                ------------------

Liabilities:
Reverse repurchase agreements (Note 5)                                                                                 77,548,000
Securities sold short, at value (proceeds $39,435,703) (Note 2)                                                        37,974,375
Interest payable for reverse repurchase agreements (Note 5)                                                             1,009,318
Interest payable for short sale (Note 2)                                                                                  223,269
Investment advisory fee payable                                                                                           111,978
Administration fee payable                                                                                                 34,066
Accrued expenses and other liabilities                                                                                     11,659
                                                                                                                ------------------
          Total liabilities                                                                                           116,912,665
                                                                                                                ------------------

Net Assets (equivalent to $892 per share based on 30,446,839 shares issued and outstanding)                     $     271,506,780
                                                                                                                ==================

Composition of Net Assets:
Capital stock, at par ($01) (Note 6)                                                                            $         304,468
Additional paid-in capital (Note 6)                                                                                   295,387,131
Undistributed net investment income                                                                                     9,548,882
Accumulated net realized loss                                                                                         (28,687,397)
Net unrealized depreciation                                                                                            (5,046,304)
                                                                                                                ------------------

Net assets applicable to capital stock outstanding                                                              $     271,506,780
                                                                                                                ==================

__________
See notes to financial statements


--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Operations
For the Six Months Ended November 30, 1999 (unaudited)

--------------------------------------------------------------------------------


Investment Income (Note 2):
         Interest                                                                                                   $    10,172,747
                                                                                                                    ----------------

Expenses:
         Investment advisory fee (Note 3)                                                                                   681,624
         Administration fee (Note 3)                                                                                        207,459
         Insurance                                                                                                           54,131
         Custodian                                                                                                           33,525
         Directors' fees                                                                                                     27,239
         Accounting and tax services                                                                                         21,853
         Reports to shareholders                                                                                             20,811
         Registration                                                                                                        12,929
         Transfer agency                                                                                                     10,441
         Legal                                                                                                               10,304
         Miscellaneous                                                                                                       10,807
                                                                                                                    ----------------
                  Total operating expenses                                                                                1,091,123
                        Interest expense (Note 5)                                                                         2,522,510
                                                                                                                    ----------------
                  Total expenses                                                                                          3,613,633
                                                                                                                    ----------------
         Net investment income                                                                                            6,559,114
                                                                                                                    ----------------

Realized and Unrealized Gain (Loss) on Investments, Short Sales
         and Swap Contracts (Note 2):
Net realized gain on investment transactions                                                                                595,456
Net change in unrealized appreciation (depreciation) on:
         Investments                                                                                                     (5,461,193)
         Short sales                                                                                                      1,461,328
         Swap contracts                                                                                                     371,035
                                                                                                                    ----------------
Net change in unrealized depreciation on investments, short sales and swap contracts                                     (3,628,830)
                                                                                                                    ----------------
Net realized and unrealized loss on investments, short sales and swap contracts                                          (3,033,374)
                                                                                                                    ----------------
Net increase in net assets resulting from operations                                                                $     3,525,740
                                                                                                                    ================

__________
See notes to financial statements


------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statements of Changes in Net Assets                                                           For the
                                                                                          Six Months Ended           For the Year
                                                                                         November 30, 1999               Ended
                                                                                            (unaudited)              May 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
     Net investment income                                                           $            6,559,114     $        15,931,032
     Net realized gain on investment transactions                                                   595,456               5,714,302
     Net change in unrealized depreciation on investments,
          short sales and swap contracts                                                         (3,628,830)             (9,706,080)
                                                                                     -----------------------   ---------------------
     Net increase in net assets resulting from operations                                         3,525,740              11,939,254
                                                                                     -----------------------   ---------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                       (6,597,096)            (14,531,118)
                                                                                     -----------------------   ---------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                                         -              (3,689,785)
                                                                                     -----------------------   ---------------------

               Total decrease in net assets                                                      (3,071,356)             (6,281,649)

Net Assets:
     Beginning of period                                                                        274,578,136             280,859,785
                                                                                     -----------------------   ---------------------
     End of period (including undistributed net investment income
          of $9,548,882 and $9,586,864, respectively)                                $          271,506,780     $       274,578,136
                                                                                     =======================   =====================
__________
See notes to financial statements.



--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows
For the Six Months Ended November 30, 1999 (unaudited)

--------------------------------------------------------------------------------


Increase (Decrease) in Cash:
Cash flows provided by operating activities:
    Interest received (excluding net accretion of $928,194)                                              $                7,418,373
    Interest expense paid                                                                                                (1,448,480)
    Operating expenses paid                                                                                                (660,818)
    Purchases and sales of short-term portfolio investments, net                                                          2,498,000
    Purchase of long-term portfolio investments                                                                        (224,390,625)
    Proceeds from disposition of long-term portfolio investments, short sales and
             principal paydowns                                                                                         260,882,226
                                                                                                        ----------------------------
    Net cash provided by operating activities                                                                            44,298,676
                                                                                                        ----------------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Trust shares                                                                               -
    Net cash used for reverse repurchase agreements                                                                     (37,702,000)
    Cash dividends paid                                                                                                  (6,597,096)
                                                                                                        ----------------------------
    Net cash used for financing activities                                                                              (44,299,096)
                                                                                                        ----------------------------
Net decrease in cash                                                                                                           (420)
Cash at beginning of period                                                                                                     429
                                                                                                        ----------------------------
Cash at end of period                                                                                    $                        9
                                                                                                        ============================

Reconciliation of Net Increase in Net Assets Resulting from
  Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations                                                     $                3,525,740
                                                                                                        ----------------------------
    Decrease in investments                                                                                              57,973,263
    Increase in net unrealized depreciation on investments                                                                3,628,830
    Increase in interest receivable                                                                                      (1,844,818)
    Increase in other assets                                                                                               (303,975)
    Decrease in payable for investments purchased                                                                       (20,117,639)
    Decrease in advisory/administration fees payable                                                                         (7,465)
    Increase in other liabilities                                                                                         1,444,740
                                                                                                        ----------------------------
          Total adjustments                                                                                              40,772,936
                                                                                                        ----------------------------
Net cash provided by operating activities                                                                $               44,298,676
                                                                                                        ============================
__________________
See notes to financial statements



------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Financial Highlights
                                               For the                            For the Year Ended May 31,
                                           Six Months Ended  -----------------------------------------------------------------------
                                          November 30, 1999
                                            (unaudited)         1999            1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value
     beginning of period                  $        9.02   $        9.09   $        8.35   $       7.98   $       8.46   $       8.07
                                         --------------  --------------  --------------  -------------  -------------  -------------
Net investment income                              0.22            0.52            0.56           0.60           0.58           0.67
Net realized and unrealized gain
     (loss) on investments, short sales,
     swaps, futures and options transactions      (0.10)          (0.13)           0.56           0.24          (0.54)          0.34
                                          -------------  --------------  --------------  -------------  -------------  -------------
Net increase in net asset value
     resulting from operations                     0.12            0.39            1.12           0.84           0.04           1.01
Net effect of shares repurchased                      -            0.01            0.09           0.05           0.01           0.01
Dividends from net investment
     income                                      (0.22)          (0.47)          (0.47)         (0.52)         (0.53)         (0.63)
                                         --------------  --------------  --------------  -------------  -------------  -------------
Net asset value, end of period            $        8.92   $        9.02   $        9.09   $       8.35   $       7.98   $       8.46
                                         ==============  ==============  ==============  =============  =============  =============
Market price, end of period               $       8.125   $       8.375   $       8.125   $       7.25   $      6.875   $       7.25
                                         ==============  ==============  ==============  =============  =============  =============

Total Investment Return +                         (0.42)(1)       9.04%          18.93%         13.28%          2.11%          9.46%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)               $271,507        $274,578        $280,860       $283,354       $286,035       $304,083
Operating expenses                                0.80% (2)       0.81%           0.83%          0.86%          0.93%          0.91%
Interest expense                                  1.86% (2)       2.31%           2.48%          2.47%          2.47%          2.29%
Total expenses                                    2.66% (2)       3.12%           3.31%          3.33%          3.40%          3.20%
Net investment income                             4.82% (2)       5.68%           6.09%          7.16%          6.89%          8.50%
Portfolio turnover rate                             57% (1)         88%             83%            35%            64%           356%


_____________
+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.
(1)  Not Annualized.
(2)  Annualized.
_____________
See notes to financial statements.



--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
November 30, 1999 (unaudited)

--------------------------------------------------------------------------------

1.  The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments : Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased : The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position

2.  Significant Accounting Policies (continued)

increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts : A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income : Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes : It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions : The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information : The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

2.  Significant Accounting Policies (continued)

Repurchase Agreements : The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the six months ended November 30, 1999, the Advisor received $681,624 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has
entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the six months ended November 30, 1999, the
Administrator received $207,459 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended November 30, 1999 were $17,321,313 and $35,675,762, respectively. Purchases and sales of U.S. Government securities, for the six months ended November 30, 1999 were $186,951,674 and $182,852,594, respectively. For purposes of this note, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest).
The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

5.  Borrowings (continued)

At November 30, 1999, the Trust had the following reverse repurchase agreements outstanding:

                                                          Maturity in
                                                          Zero to 30 days
                 Maturity  Amount, including Interest       $79,245,814
                 Payable
                 Market Value of Assets Sold
                   Under Agreements........                 $80,772,021
                 Weighted Average Interest Rate             5.81%


The average daily balance of reverse repurchase agreements outstanding during the six months ended November 30, 1999 was approximately $92,389,306, at a weighted average interest rate of 5.45%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $93,316,500 as of October 5, 1999, which was 23.07% of total assets.

6.  Capital Stock

At  November  30,  1999,  there were 75  million  shares of $0.01 par value
common  stock  authorized.   Of  the  30,446,839   shares   outstanding  at
November 30, 1999, the Advisor owned 10,639 shares.

The Trust has in effect a stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million of the Trust's shares are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

During the six months ended November 30, 1999, no shares have been repurchased. During the year ended May 31, 1999, the Trust repurchased a total of 441,600 shares of its outstanding common stock at a cost of $3,689,785 at an average discount of approximately 10.3% from its net asset value. All shares repurchased either have been or will be retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures or written option contracts for the six months ended November 30, 1999.

8.  Swap Transactions

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of one of the parties to comply with the terms of the swap contract. The loss incurred by the failure of a counter-party generally is limited to the net payment to be received by the Trust, and/or the termination value at the end of the contract. Therefore, the Trust considers the creditworthiness of each counter-party to a swap contract in evaluating overall potential risk.

8.  Swap Transactions (continued)

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or indices related to a swap contract.

The Trust entered into swap agreements to which it agrees to pay the return based on the London Interbank Offered Rate (LIBOR) in exchange for a fixed interest rate. The swap agreements are used for hedging purposes, their effect is to preserve a return or spread on a particular investment or portion of its portfolio.

The Trust records a net receivable or payable on a daily basis for the amount expected to be received or paid in the period. Income paid is recorded as interest expense. Income received is recorded as interest income.

At November 30, 1999, the Trust had three outstanding swap contracts, one with Goldman Sachs and two with Morgan Stanley Dean Witter with the following terms:


                        Broker/         Notional Amount  Termination    Payments Made     Payments Received
                         Dealer                              Date        by the Trust       by the Trust
                     Goldman Sachs       $ 15,000,000      06/23/01      3-mos. LIBOR     Fixed Rate 5.997%
                  ---------------------
                     Morgan Stanley      $ 15,000,000      06/23/01      3-mos. LIBOR     Fixed Rate 5.998%
                  ---------------------
                     Morgan Stanley      $ 10,000,000      06/23/02      3-mos. LIBOR     Fixed Rate 6.211%


9.  Subsequent Events

The Trust's Board of Directors declared the following regular monthly dividend:

                                Dividend       Record       Payable
                                Per Share        Date         Date
                                $0.03542       12/22/99     12/31/99


---------------------------------------------------------------------------

                         PROXY RESULTS (unaudited)

---------------------------------------------------------------------------

During the six months ended November 30, 1999, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 12, 1999. The description of each proposal and number of shares voted are as follows:


--------------------------------------------------------------- ------------------------ ------------------- ---------------------

                                                                                            Shares Voted         Shares Voted
                                                                                                For           Without Authority
--------------------------------------------------------------- ------------------------ ------------------- ---------------------

1.  To elect to the Trust's Board of Directors:                 Harry E. Petersen, Jr.      25,576,186                272,824
                                                                Leo M. Walsh, Jr.           25,607,961                241,049
                                                                Robert F. Birch             25,572,938                276,072

--------------------------------------------------------------- ------------------------ ------------------- ---------------------

                                                                     Shares Voted           Shares Voted         Shares Voted
                                                                          For                 Against              Abstain
--------------------------------------------------------------- ------------------------ ------------------- ---------------------

2.  To select PricewaterhouseCoopers LLP as the Trust's
     independent accountants:                                               25,616,856          67,405                164,749


--------------------------------------------------------------- ------------------------ ------------------- ---------------------

________________________________________________________________________________

                        DIVIDEND REINVESTMENT PLAN
________________________________________________________________________________

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The  automatic   reinvestment  of  dividends  and  distributions  will  not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.


INVESTMENT ADVISOR AND ADMINISTRATOR                                          TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.                                             BOSTON EQUISERVE L.P.
One Liberty Plaza                                                             Investor Relations Department
165 Broadway, 36th Floor                                                      P.O. Box 8200
New York, New York  10006-1404                                                Boston, Massachusetts  02266-8200
For General Information about the Trust:                                      For Shareholder Services:
(800) HYPERION                                                                (800) 426-5523

SUB-ADMINISTRATOR                                                             INDEPENDENT ACCOUNTANTS

INVESTORS CAPITAL SERVICES, INC.                                              PRICEWATERHOUSECOOPERS LLP
600 Fifth Avenue, 26th Floor                                                  1177 Avenue of the Americas
New York, New York 10020                                                      New York, New York  10036

CUSTODIAN AND FUND ACCOUNTING AGENT                                           LEGAL COUNSEL

STATE STREET BANK AND TRUST COMPANY                                           SULLIVAN & WORCESTER LLP
225 Franklin Street                                                           1025 Connecticut Avenue, N.W.
Boston, Massachusetts  02116                                                  Washington, D.C.  20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.


--------------------------------------------------------------------------------
Officers & Directors

--------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

The accompanying financial statements as of November 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

     Hyperion 2002 Term Trust, Inc.
                One Liberty Plaza
         165 Broadway, 36th Floor
        New York, NY  10006-1404